DREYFUS
CALIFORNIA TAX EXEMPT
BOND FUND, INC.

SEMIANNUAL REPORT November 30, 2001

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                        2     Letter from the Chairman

                        3     Discussion of Fund Performance

                        6     Statement of Investments

                        13    Statement of Assets and Liabilities

                        14    Statement of Operations

                        15    Statement of Changes in Net Assets

                        16    Financial Highlights

                        17    Notes to Financial Statements

                              FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        THE FUND

                                                              DREYFUS CALIFORNIA

                                                     TAX EXEMPT BOND FUND, INC.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus California Tax Exempt Bond Fund, Inc., covering the six-month period from June 1, 2001 through November 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Even before the devastating terrorist attacks of September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates aggressively. After the attacks, the Fed reduced rates even further in an attempt to offset the adverse economic effects of the disruption in business activity and consumer spending. Recent events have prolonged existing economic weakness, but we believe that the U.S. may begin to see signs of economic recovery in the months ahead.

In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

For additional market perspectives, we have created "Investing In Uncertain Markets," a publication designed to help you weather the storm through the long-term application of four fundamental principles of successful investing. Visit www.dreyfus.com to order or download a copy.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

December 14, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

HOW DID DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. PERFORM RELATIVE TO ITS BENCHMARK?

For the six-month period ended November 30, 2001, the fund achieved a total return of 5.16% .(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 3.84% for the same period.(2) Additionally, the fund is reported in the Lipper California Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.39%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to falling interest rates and weakening economic growth during the reporting period. The fund's strong return, compared to its benchmark and peer group, was primarily the result of its relatively long average duration -- a measure of sensitivity to interest-rate changes -- which was designed to capture prevailing yields for a longer time while interest rates declined.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer and any provisions for early redemption.

                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration of about seven years.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Declining interest rates in a slowing economy represented an important driver of the fund's performance during the reporting period. The U.S. economy had already weakened considerably when the reporting period began. Capital spending by businesses had fallen dramatically, and consumer confidence was compromised by a declining stock market. In this environment, the Federal Reserve Board attempted to stimulate renewed economic growth by reducing short-term interest rates five times during the reporting period, for a total reduction of 2.00 percentage points.

In this environment, yields on tax-exempt bonds fell along with interest rates. When yields on new issues fall, prices of existing bonds tend to rise, contributing positively to total return. We attempted to maximize the benefits of declining interest rates by maintaining a relatively long average duration. This posture enabled us to lock in prevailing yields for a longer time while interest rates fell.

Although the weakening economy generally led to higher prices on fixed-income securities overall, it also contributed to a worsening business environment for California' s technology, entertainment and financial services industries, which in turn led to rising unemployment and lower tax revenues for state and local governments. California' s fiscal health was also adversely affected by the state' s energy crisis, in which rising energy prices and a flawed deregulation plan sent one of California's largest electric utilities into bankruptcy. The state issued almost $6 billion in new debt to buy electric power, causing credit concerns to intensify.

In this deteriorating credit environment, we shifted to a more neutral posture by reducing the fund's average duration towards the end of the reporting period and diversifying away from the state' s general obligation debt and related agency bonds. We intensified our focus on income-oriented bonds that are backed by the revenues of essential service facilities such as waterworks and waste treatment facilities. We also increased our holdings of bonds issued by local governments that we considered fiscally sound.

WHAT IS THE FUND'S CURRENT STRATEGY?

We remain concerned about today's economic recession. We are also worried about the potential inflationary implications of the nation's current stimulative monetary and fiscal policies. Although inflation remains low, we are monitoring the economy closely for signs of new inflationary pressures.

Accordingly, we have continued to manage the fund conservatively. As part of our defensive strategy, we have redoubled our commitment to credit quality, including focusing on issuers that are relatively unaffected by the state's energy problems. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

December 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                        The Fund

STATEMENT OF INVESTMENTS

November 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--92.4%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------

CALIFORNIA--78.5%

Alameda Corridor Transportation Authority, Revenue:

   Zero Coupon, 10/1/2030 (Insured; MBIA)                                                    15,000,000                3,142,050

   Zero Coupon, 10/1/2031 (Insured; MBIA)                                                    22,500,000                4,451,400

   Zero Coupon, 10/1/2032 (Insured; MBIA)                                                    38,380,000                7,176,676

   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                    22,600,000                3,998,618

   Zero Coupon, 10/1/2034 (Insured; MBIA)                                                    39,095,000                6,546,849

   Zero Coupon, 10/1/2035 (Insured; MBIA)                                                    16,000,000                2,535,680

Anaheim Public Finance Authority, Tax Allocation Revenue,

   6.45%, 12/28/2018 (Insured; MBIA)                                                         20,000,000               22,838,200

Berkeley, Health Facilities Revenue

   (Alta Bates Medical Center)
   6.55%, 12/1/2022 (Prerefunded 12/1/2002)                                                  17,000,000  (a)          18,114,180

California:

   5.25%, 9/1/2015                                                                           19,500,000               20,211,360

   4.25%, 10/1/2026 (Insured; MBIA)                                                           6,015,000                5,259,997

   5.65%, 6/1/2030                                                                           22,330,000               23,364,772

California Department of Veteran Affairs,
   Home Purchase Revenue 5.50%, 12/1/2019                                                    15,000,000               15,111,300

California Educational Facilities Authority, Revenue:

   (California Institute of Technology) 4.25%, 10/1/2028                                     50,565,000               44,484,053

   (Claremont Colleges Pooled Facilities)
      6.375%, 5/1/2022 (Prerefunded 5/1/2002)                                                 3,655,000  (a)           3,795,352

California Health Facilities Financing Authority, Revenue:

  (Adventist Health System-West):

      6.40%, 3/1/2002 (Insured; MBIA)                                                         1,955,000                1,976,955

      6.50%, 3/1/2003 (Insured; MBIA)                                                         2,140,000                2,190,290

   (Cedars-Sinai Medical Center)
      6.125%, 12/1/2030                                                                      27,695,000               29,734,183

   (San Diego Hospital Association)
      6.125%, 8/1/2022 (Insured; MBIA)                                                        4,250,000                4,418,257

   (Stanford University)
      6.50%, 11/1/2020 (Prerefunded 11/1/2002)                                                1,025,000  (a)           1,067,701

   (Sutter Health) 5.35%, 8/15/2028 (Insured; MBIA)                                           3,500,000                3,612,350

California Housing Finance Agency:

  Home Mortage Revenue:

      6.30%, 2/1/2008                                                                         1,665,000                1,719,729

      6.35%, 2/1/2009                                                                         1,780,000                1,838,437

      6.40%, 2/1/2010                                                                         1,875,000                1,936,481

      6.70%, 8/1/2025 (Insured; FHA)                                                          2,740,000                2,842,312

      6.40%, 8/1/2027 (Insured; MBIA)                                                        15,685,000               16,568,379

   MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                                                      7,130,000                7,472,169

   Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015                                          3,140,000                3,230,463


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Housing Finance Agency, (continued):

  Revenue:

      11.482%, 8/1/2026                                                                       5,610,000  (b,c)         6,171,898

      9.756%, 8/1/2027                                                                        4,380,000  (b,c)         4,842,353

   Single Family Mortgage:

      6.25%, 8/1/2014 (Insured; AMBAC)                                                        2,240,000                2,388,445

      6.30%, 8/1/2024                                                                         6,325,000                6,502,353

      6.45%, 8/1/2025                                                                         9,865,000               10,188,572

California Pollution Control Financing Authority

  PCR:

      9.679%, 6/1/2014                                                                       24,165,000  (b,c)        31,355,779

      (Pacific Gas and Electric Co.)

         6.35%, 6/1/2009 (Insured; MBIA)                                                      5,000,000                5,161,650

      (Southern California Edison Co.)

         6.40%, 12/1/2024                                                                    12,600,000               12,175,380

      SWDR (Browning Ferris Industry, Inc.)

         5.80%, 12/1/2016                                                                    16,560,000               15,325,286

California Public Works Board, LR:

   (Department of Corrections, Calipatria State Prison,
      Imperial County) 6.50%, 9/1/2017 (Insured; MBIA)                                       13,000,000               15,753,530

   (Various University of California Projects):

      5.50%, 6/1/2014                                                                         5,000,000                5,522,050

      6.375%, 10/1/2019 (Prerefunded 10/1/2004)                                               7,775,000  (a)           8,754,417

California Statewide Community Development Authority,
   Revenue, COP:

      (Saint Joseph Health System Group)

         6.50%, 7/1/2015 (Prerefunded 7/1/2004)                                               7,000,000  (a)           7,847,840

      (The Internext Group) 5.375%, 4/1/2030                                                 15,000,000               13,833,900

Central California Joint Powers Health
   Financing Authority, COP (Community Hospitals of

   Central California) 5.75%, 2/1/2031                                                        9,500,000                9,568,210

Contra Costa County, COP (Merrithew Memorial Hospital)

   6.60%, 11/1/2012 (Prerefunded 11/1/2002)                                                   9,000,000  (a)           9,559,980

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                           10,000,000                9,069,400

East Bay Municipal Utility District, Water System Revenue

   4.75%, 6/1/2034 (Insured; MBIA)                                                           12,035,000               11,505,701

Fontana, Special Tax

   5.25%, 9/1/2017 (Insured; MBIA)                                                           10,000,000               10,459,600

Fresno, Sewer Revenue

   5.25%, 9/1/2019 (Insured; AMBAC)                                                           9,400,000               10,011,282

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Long Beach, Harbor Revenue

   5.375%, 5/15/2024                                                                         15,150,000               15,404,217

Los Angeles Community Redevelopment Agency,
   Tax Allocation (Hollywood Redevelopment Project)
   6.10%, 7/1/2022 (Insured; MBIA) (Prerefunded 7/1/2002)                                     4,900,000  (a)           5,116,041

Los Angeles Department Water and Power, Revenue:

  Power System:

      5.25%, 7/1/2019                                                                        30,000,000               31,131,300

      5.25%, 7/1/2021                                                                        10,000,000               10,299,500

   Waterworks:

      4.50%, 10/15/2024                                                                       6,250,000                5,722,250

      6.375%, 7/1/2034 (Insured; MBIA)                                                        9,000,000                9,963,360

Los Angeles Harbor Department, Revenue:

   6%, 8/1/2012                                                                               8,900,000                9,778,608

Los Angeles Municipal Improvement Corporation, LR

  (Central Library Project):

      6.30%, 6/1/2016                                                                         3,500,000                3,647,805

      6.30%, 6/1/2018                                                                         4,250,000                4,402,660

      6.35%, 6/1/2020                                                                         7,700,000                7,976,815

Merced Union High School District:

   Zero Coupon, 8/1/2023 (Insured; FGIC)                                                      2,500,000                  782,125

   Zero Coupon, 8/1/2024 (Insured; FGIC)                                                      2,555,000                  754,262

Metropolitan Water District of Southern California,
   Waterworks Revenue:

      5.25%, 3/1/2016                                                                         5,680,000                6,028,809

      5.25%, 3/1/2018                                                                         4,840,000                5,068,303

      5.25%, 3/1/2019                                                                         4,915,000                5,118,334

      5.25%, Series A, 3/1/2020                                                               4,425,000                4,586,247

      5.25%, Series B, 3/1/2020                                                               2,450,000                2,539,278

      5.25%, 3/12021                                                                          5,430,000                5,614,511

Modesto, Multi-Family Housing Mortage Revenue,
   6.40%, 6/1/2029                                                                            7,723,000                7,921,095

M-S-R Public Power Agency, Revenue (San Juan Project)

   5.90%, 7/1/2020                                                                            5,525,000                5,529,144

Northern California Power Agency, Revenue

  (Hydroelectric Project Number 1):

      7%, 7/1/2016 (Insured; AMBAC)
         (Prerefunded 1/1/2016)                                                                 670,000  (a)             832,542

      7.50%, 7/1/2023 (Insured; AMBAC)
         (Prerefunded 7/1/2021)                                                                 375,000  (a)             485,246

      5.125%, 7/1/2023 (Insured; MBIA)                                                       15,000,000               15,207,300



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Pasadena Community Development Commission, MFHR
   (Civic Center) 6.45%, 12/1/2021 (Insured; FSA)                                            13,185,000               13,575,408

Public Utilities Commission of the City and County of San Francisco, Water Revenue Bonds

   5%,11/1/2027 (Insured; FSA)                                                               20,690,000               20,683,172

Port of Oakland, Special Facilities Revenue
   (Mitsui O.S.K. Lines Ltd.) 6.80%, 1/1/2019
   (LOC; Industrial Bank of Japan)                                                            2,000,000                2,029,080

Sacramento County, Airport System Revenue

   6%, 7/1/2017 (Insured; MBIA)                                                               5,850,000                6,308,933

Sacramento Municipal Utility District, Electric Revenue:

   6.50%, 9/1/2013 (Insured; MBIA)                                                            6,930,000                8,342,334

   9.445%, 11/15/2015 (Insured; MBIA)                                                         9,000,000  (b,c)         9,922,500

   5.20%, 7/1/2017 (Insured; MBIA)                                                              300,000                  311,463

San Bernardino County, COP (Capital Facilities Project)

   6.875%, 8/1/2024                                                                           5,000,000                6,314,150

San Diego Unified School District:

   Zero Coupon, 7/1/2020 (Insured; FGIC)                                                     12,000,000                4,477,560

   Zero Coupon, 7/1/2022 (Insured; FGIC)                                                     10,000,000                3,322,300

   Zero Coupon, 7/1/2023 (Insured; FGIC)                                                     10,000,000                3,142,600

San Francisco City and County Airports Commission,
   International Airport Revenue:

      6.10%, 5/1/2003 (Insured; AMBAC)                                                        3,000,000                3,107,250

      4.50%, 5/1/2026 (Insured; MBIA)                                                        10,000,000                9,226,100

      4.50%, 5/1/2028 (Insured; MBIA)                                                         6,500,000                5,968,105

   (Special Facilities Lease-SFO Fuel-A):

      5.25%, 1/1/2025 (Insured; AMBAC)                                                        6,460,000                6,508,321

      5.25%, 1/1/2026 (Insured; AMBAC)                                                        6,795,000                6,841,410

      5.25%, 1/1/2027 (Insured; AMBAC)                                                        7,155,000                7,203,869

San Joaquin Hills Transportation Corridor Agency,
   Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                   115,240,000               23,696,801

San Jose, Airport Revenue 5%, 3/1/2031                                                       17,400,000               17,385,384

San Juan Unified School District:

   Zero Coupon, 8/1/2023 (Insured; FSA)                                                      10,030,000                3,137,885

   Zero Coupon, 8/1/2024 (Insured; FSA)                                                      10,655,000                3,145,462

San Marcos Public Facilities Authority, Tax Allocation Revenue

   6%, 1/1/2006 (Prerefunded 1/1/2002)                                                        7,000,000  (a)           7,164,150

Santa Barbara, COP (Water System Improvement Project)

   6.70%, 4/1/2027 (Insured; AMBAC)                                                           4,000,000                4,137,880

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Southern California Rapid Transportation District, COP
  (Workers Compensation Fund)

   6.50%, 7/1/2007 (Insured; MBIA)                                                           21,900,000               22,421,220

Tobacco Securitization Authority, Northen California
   Tobacco Settlement Revenue

   Asset Backed Bonds 5%, 6/1/2028                                                            3,860,000                3,836,994

University of California, Revenue (Multi Purpose):

   5.25%, 9/1/2027 (Insured; MBIA)                                                           33,475,000               34,207,433

   5.125%, 9/1/2030 (Insured; FGIC)                                                          17,000,000               17,180,710

U.S. RELATED--13.9%

Commonwealth of Puerto Rico, Public Improvement

   5.50%, 7/1/2016                                                                           24,000,000               26,450,640

Commonwealth of Puerto Rico Infrastructure

  Financing Authority, Special Tax Revenue:

      5%, 7/1/2014 (Insured; AMBAC)                                                          15,000,000               15,578,250

      5.50%, 10/1/2032                                                                       26,000,000               27,293,240

      5.50%, 7/1/2040                                                                        36,390,000               38,086,866

Puerto Rico Public Finance Corp.:

   5.125%, 6/1/2024                                                                          39,800,000               41,150,414

   5%, 8/1/2031                                                                               7,850,000                7,831,395

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,003,414,409)                                                                                           1,039,534,850
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL INVESTMENTS--5.9%
--------------------------------------------------------------------------------

California Housing Finance Agency,
  Multi-Family Housing Revenue, VRDN:

      1.35%                                                                                   2,500,000  (d)           2,500,000

      1.40%                                                                                  20,000,000  (d)          20,000,000

California Statewide Communites Development Authority,
   Solid Waste Revenue, VRDN

   (Chevron U.S.A Inc. Project) 1.50%                                                         6,200,000  (d)           6,200,000

Los Angeles, Multi-Family Revenue, VRDN
   (Loans To Lenders Program):

      1.40% (LOC; Federal Home Loan Bank)                                                     3,525,000  (d)           3,525,000

      1.40% (LOC; Federal Home Loan Bank)                                                     6,500,000  (d)           6,500,000



                                                                                                  Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                      Amount ($)            Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Newport Beach Revenue, VRDN (Hoag Memorial Hospital):

   1.40%                                                                                      5,700,000  (d)           5,700,000

   1.40%                                                                                      3,800,000  (d)           3,800,000

Orange County, Improvement Bond Act 1915,
   Assessment District No. 88-1, VRDN

   1.35% (LOC; Societe Generale and KBC Bank N.V.)                                            5,600,000  (d)           5,600,000

Orange County, Various Sanitation Districts, COP, VRDN

   1.35% (LOC; Dexia CLF Finance Co.)                                                        12,400,000  (d)          12,400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $66,225,000)                                                                                                 66,225,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,069,639,409)                                                                          98.3%            1,105,759,850

CASH AND RECEIVABLES (NET)                                                                         1.7%               19,441,331

NET ASSETS                                                                                       100.0%            1,125,201,181

                                                                      The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                              Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                               Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              70.3

AA                               Aa                              AA                                               11.5

A                                A                               AA                                                7.7

BBB                              Baa                             BBB                                               3.1

BB                               Ba                              BB                                                1.4

B                                B                               B                                                 1.1

F1                               MIG1/P1                         SP1/A1                                            4.9

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2001, THESE SECURITIES AMOUNTED TO $52,292,529 OR 4.6% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(E) AT NOVEMBER 30, 2001, 26.6% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

Investments                                         1,069,639,409 1,105,759,850

Cash                                                                  2,217,662

Interest receivable                                                  17,530,076

Receivable for investment securities sold                               444,224

Receivable for shares of Common Stock subscribed                          1,009

Prepaid expenses                                                         16,231

                                                                   1,125,969,052

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           604,642

Payable for shares of Common Stock redeemed                              18,782

Accrued expenses                                                        144,447

                                                                         767,871

--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,125,201,181
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,064,096,701

Accumulated undistributed investment income--net                      1,316,678

Accumulated net realized gain (loss) on investments                  23,667,361

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                              36,120,441
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,125,201,181
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      75,168,283

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.97

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     30,016,389

EXPENSES:

Management fee--Note 3(a)                                            3,381,248

Shareholder servicing costs--Note 3(b)                                 450,902

Custodian fees                                                          41,326

Directors' fees and expenses--Note 3(c)                                 24,538

Prospectus and shareholders' reports                                    24,177

Professional fees                                                       18,479

Registration fees                                                       10,047

Loan commitment fees--Note 2                                             4,366

Miscellaneous                                                            3,775

TOTAL EXPENSES                                                       3,958,858

INVESTMENT INCOME--NET                                              26,057,531
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             21,850,913

Net unrealized appreciation (depreciation) on investments            8,263,477

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              30,114,390

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                56,171,921

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 2001           Year Ended

                                              (Unaudited)         May 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         26,057,531          53,717,769

Net realized gain (loss) on investments        21,850,913          11,489,343

Net unrealized appreciation (depreciation)
   on investments                               8,263,477          58,431,384

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   56,171,921         123,638,496
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (25,454,699)         (53,717,769)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  51,751,837          72,689,841

Dividends reinvested                           16,514,052          34,463,059

Cost of shares redeemed                      (73,277,134)        (123,571,268)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (5,011,245)         (16,418,368)

TOTAL INCREASE (DECREASE) IN NET ASSETS       25,705,977           53,502,359
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,099,495,204       1,045,992,845

END OF PERIOD                               1,125,201,181       1,099,495,204

Undistributed investment income--net            1,316,678                   --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,450,878           4,997,852

Shares issued for dividends reinvested          1,102,859           2,374,396

Shares redeemed                               (4,887,255)          (8,498,680)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (333,518)          (1,126,432)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                Six Months Ended
                               November 30, 2001(a)                                   Year Ended May 31,
                                                              -------------------------------------------------------------------
                                        (Unaudited)           2001             2000            1999            1998          1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                       14.56           13.65            14.72           14.88           14.32         14.00

Investment Operations:

Investment income--net                         .36             .71              .70             .68             .70           .73

Net realized and unrealized

   gain (loss) on investments                  .39             .91           (1.01)            (.12)            .56           .32

Total from Investment

   Operations                                  .75            1.62            (.31)             .56            1.26          1.05

Distributions:

Dividends from investment

   income--net                                (.34)           (.71)           (.71)           (.68)            (.70)         (.73)

Dividends from net realized
   gain on investments                         --              --             (.05)           (.04)              --            --

Total Distributions                          (.34)           (.71)            (.76)           (.72)            (.70)         (.73)

Net asset value,
   end of period                            14.97           14.56            13.65           14.72            14.88         14.32
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             5.16(b)        11.98            (2.04)           3.81             8.89          7.61
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                         .70(c)          .70              .73             .72              .71           .73

Ratio of net investment
   income to average
   net assets                                4.62(c)         4.87             5.03            4.56             4.77          5.11

Portfolio Turnover Rate                     33.21(b)        32.21            34.09           58.49            64.67         60.56
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

    ($ x 1,000)                         1,125,201       1,099,495        1,045,993       1,234,856        1,310,139     1,369,058

(A) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE
PERIOD ENDED NOVEMBER 30, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE
BY $.02, DECREASE NET REALIZED AND GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02
AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 4.52% TO 4.62%.
PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $10,905 during the period ended November 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2001, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2001, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2001, the fund was charged $238,620 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $142,174 pursuant to the transfer agency agreement.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2001, redemption fees charged and retained by the fund amounted to $9,960.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2001, amounted to $350,906,330 and $372,198,697, respectively.

At November 30, 2001, accumulated net unrealized appreciation on investments was $36,120,441, consisting of $41,722,845 gross unrealized appreciation and $5,602,404 gross unrealized depreciation.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to June 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $713,846 increase in accumulated undistributed investment income-net and a corresponding $713,846 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on May 31, 2001.

The effect of this change for the period ended November 30, 2001 was to increase net investment income by $602,831, increase net unrealized appreciation (depreciation) by $221,580 and decrease net realized gains (losses) by $824,411. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                                        The Fund

                      FOR MORE INFORMATION

                        DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. 200 Park Avenue
                        New York, NY 10166

                      MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      TRANSFER AGENT & DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  928SA1101